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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 14, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                               ALTERA CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


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
         Delaware                        0-16617                          77-0016691
----------------------------      ---------------------        --------------------------------
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
     of Incorporation)
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                101 Innovation Drive, San Jose, California 95134
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (408) 544-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.


     On December 14, 2000, Altera Corporation (referred to as "we" and "our") announced that we entered into an agreement with a subsidiary of Taiwan Semiconductor Manufacturing Company, or TSMC, to sell our 23% equity ownership interest in WaferTech, LLC to TSMC for $350 million in cash. For more information, please see our agreement with TSMC and our press release attached as Exhibits 2.1 and 99.1, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  Exhibits.

          2.1 Assignment and Assumption Agreement dated as of November 15, 2000 between Altera Corporation and TSMC Development, Inc.

          99.1 Press Release dated December 14, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALTERA CORPORATION


                                    By: /s/ Nathan Sarkisian
                                        ----------------------------------------
                                        Nathan Sarkisian, Senior Vice President
                                        and Chief Financial Officer

     Date: December 14, 2000


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                                  EXHIBIT INDEX

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
2.1 Assignment and Assumption Agreement dated as of November 15, 2000 between Altera Corporation and TSMC Development, Inc.

99.1 Press Release dated December 14, 2000.
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